SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549 FORM 8-K
                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
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      Date of Report (date of earliest event reported): December 15, 1994


                                PARAMOUNT COMMUNICATIONS INC.
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             (Exact name of registrant as specified in its charter)



   Delaware             1-5404                             74-1330475
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(State or other         (Commission                        (IRS Employer
jurisdiction of         File Number)                       Identification No.)
incorporation)


   1515 Broadway, New York, New York                               10036
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (212) 258-6000
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Item 5. Other Events
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     On December  14,  1994,  the Boards of  Directors  of Viacom  Inc.,  Viacom
International Inc. and Paramount Communications each unanimously approved the institution of guarantees whereby each company will guarantee all of the outstanding indebtedness of each other. The guarantees were ex ed on December 15, 1994.

     Copies  of  the  guarantees  are  attached  as  exhibits   hereto  and  are
incorporated by reference herein.

Item 7. Financial Statements and Exhibits
        ---------------------------------

                (c)     Exhibits.

99.1 Guarantee dated as of December 15, 1994 made by Paramount Communications Inc. in favor of the holders of the 6-5/8% Senior Notes of Viacom
                 Inc.

99.2 Guarantee dated as of December 15, 1994 made by Paramount Communications Inc. in favor of the holders of the 9-1/8% Senior Subordinated Notes of Viacom International Inc., 8-3/4% Senior Subordinated Reset Notes of Viacom International Inc. and 10-1/4% Senior Subordinated Notes of Viacom International Inc.

99.3 Guarantee dated as of December 15, 1994 made by Paramount Communications Inc. in favor of the holders of the 8% Exchangeable Subordinated
                 Debentures of Viacom Inc.




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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PARAMOUNT COMMUNICATIONS INC.



Date:  December 15, 1994              By: /s/  Michael D. Fricklas
                                         -------------------------------------
                                         Name:  Michael D. Fricklas
                                         Title: Senior Vice President,
                                                Deputy General Counsel





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                                 EXHIBIT INDEX


Exhibit No.             Description                     Page No.

99.1 Guarantee dated as of December 15, 1994 made by Paramount Communications Inc. in favor of the holders of the 6-5/8%
                         Senior Notes of Viacom Inc.

99.2 Guarantee dated as of December 15, 1994 made by Paramount Communications Inc. in favor of the holders of the 9-1/8% Senior Subordinated Notes of Viacom International Inc. Inc., 8-3/4% Senior Subordinated Reset Notes of Viacom
                         International    and   10-1/4%    Senior
                         Subordinated     Notes     of     Viacom
                         International Inc.

99.3 Guarantee dated as of December 15, 1994 made by Paramount Communications Inc. in favor of the holders of the 8% Exchangeable Subordinated Debentures of Viacom Inc.





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